NATION ENERGY INC.

Suite F - 1500 West 16th Avenue

Vancouver BC V6H 4B9 Canada

May 31, 2016

TO:                  Paltar Petroleum Limited

1555 Blake Street, Suite 1002

Denver, Colorado  80202

Attention:         Mr. Marc A. Bruner

Dear Sirs:

RE:      Fourth Amendment to Third Amended and Restated Agreement

By this letter, effective as of May 31, 2016, Nation Energy Inc. (“Nation”) and Paltar Petroleum Limited (“Paltar”) amend their Third Amended and Restated Agreement dated August 30, 2015 and amended by the First Amendment to Third Amended and Restated Agreement dated effective December 17, 2015 and further amended by the Second Amendment to Third Amended and Restated Agreement dated effective February 8, 2016 and further amended by the Third Amendment to Third Amended and Restated Agreement dated effective May 31, 2016 (as amended the “Agreement”), principally to clarify the per share value of the Nation common shares contemplated to be issued to Paltar in the Agreement.  Capitalized terms not specifically defined in this Fourth Amendment to Third Amended and Restated Agreement (the “Amendment”) shall have the meaning accorded them in the Agreement.  Marc A. Bruner (“Bruner”) and John R. Hislop (“Hislop”), as major shareholders (indirectly or directly) of Paltar and Nation, respectively, agree to the terms of this Amendment.

Nation and Paltar amend the Agreement as follows:

1.                  Item 3 of the Agreement is hereby amended in its entirety as follows:

Within seven (7) days after delivery to Nation of Paltar’s audited financials as set forth in Item 18(d) of this Agreement, Nation shall issue an aggregate of 900,000,000 Nation common shares (the “Earning Agreement Shares”) to Paltar, with an agreed upon value of US$0.03 and one-third cent per share.

No changes or amendments other than those expressly set forth above are being made in the Agreement.  Nation and Paltar confirm and ratify the validity and current effectiveness of the Agreement, as amended by this Amendment.

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If the foregoing correctly sets out our agreed amendments, please execute this letter in the space provided.

NATION ENERGY INC.                                                       PALTAR PETROLEUM LIMITED

Per:      /s/ John R. Hislop                                                        Per:      /s/ Marc A. Bruner

        Authorized Signatory

        John R. Hislop, CEO & President                                                        Authorized Signatory

AGREED TO AND ACCEPTED,

                                                            )

/s/ Gina Maddalozzo                            )

Witness Signature                                )

                                                            )

Gina Maddalozzo                                )           /s/ Marc A. Bruner

Name                                                   )           MARC A. BRUNER

                                                            )

1038 Canada Place Way                      )

                                                            )

Address                                               )

                                                            )

                                                            )

/s/ L. A. Simpkin                                  )

Witness Signature                                )

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L. A. Simpkin                                      )           /s/ John R. Hislop

Name                                                   )           JOHN R. HISLOP

RPO Box 60610                                  )

Vancouver, BC V6H 4B9                    )

Address                                               )